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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 20, 1999 included in Integral Systems, Inc.'s Form 10-KSB for the year ended September 30, 1999 and to all references to our Firm included in this Registration Statement.



                              /s/: Rubino & McGeehin, Chartered

                              RUBINO & MCGEEHIN, CHARTERED

Bethesda, Maryland
February 24, 2000